Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events
19	SUBSEQUENT EVENTS

On February 7, 2014, the Company entered into a definitive agreement to acquire GetJar, Inc. (“GetJar”), a privately held mobile ad network based in California. This acquisition was made to support the Company’s mobile advertising research and development initiatives. The total purchase consideration is US$5.3 million in cash. In addition, an aggregate of 1,443,074 Class A ordinary shares are issuable to the seller of GetJar by May 2016 if certain performance targets are achieved. Furthermore, the Company granted restricted shares of 3,074,004 with certain performance condition to the management and key personnel of GetJar who are employed by the Company. This transaction will be accounted for under the acquisition method of accounting in accordance with ASC Topic 805, Business Combinations. The initial accounting for this business combination is incomplete as the Company is in the process of determining the fair value of assets acquired and liabilities assumed at the acquisition date.

In February 2014, the Company established a subsidiary with 75% equity interest. The registered capital of the subsidiary is RMB10 million. This subsidiary will be engaged in online game business. Furthermore, subsequent to December 31, 2013, the Company acquired three online game companies through separate transactions. The total consideration for the three acquisitions is approximately RMB1.8 million.

On April 17, 2014, the Company purchased 290,000 shares of Weibo Corporation, a Cayman Islands company with operations substantially in PRC, at its initial public offering price of $17 per share. Weibo Corporation is listed in the United States.